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                          MONARCH FUNDS (the "Trust")

                   Daily Assets Government Obligations Fund

                        Supplement Dated July 18, 2008
                     to Prospectus Dated February 12, 2008

   On June 13, 2008, the Board of Trustees (the "Board") of the Monarch Funds (the "Trust") approved a plan to liquidate and terminate the Daily Assets Government Obligations Fund (the "Fund"), upon recommendation of Monarch Investment Advisors, LLC ("Advisor"), the manager to the Fund. The Advisor does not believe that it can continue to conduct the business and operations of the Fund in an economically efficient manner following the recent notice of redemption of shares by the Fund's largest shareholder, reducing the Fund's size and economies of scale. As such, the Board concluded that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.

   In anticipation of the liquidation, the Fund will stop accepting purchases or exchanges into the Fund on July 31, 2008. On or about August 1, 2008 (the "Liquidation Date"), the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares. Once the distribution is complete, the Fund will terminate.

   Please note that you may exchange your shares of the Fund at net asset value at any time prior to the Liquidation Date for shares of another Monarch fund. You also may redeem your shares of the Fund at any time prior to the Liquidation Date. No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions. In general, exchange and redemption are taxable events.

   If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund's liquidation and determine its tax consequences.

   For more information, please contact a Monarch customer service representative at (800) 754-8757

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                      Please retain for future reference.